Exhibit 10.54

AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT FOR

DELIVERY OF SERVICE

This Amendment No. 1 to Amended and Restated Agreement for Delivery of Service (the “Amendment”) is entered into this 29th day of March, 2002, by and between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. (“Customer”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. This Amendment modifies that certain Amended and Restated Agreement for Delivery of Services between Customer and Level 3 dated April 17, 2000 (the “Agreement”) in the following respects:

1.      Expansion Rate Centers.

A.        Level 3 hereby commits that, commencing on execution of this Amendment, it will undertake an expansion of its coverage by adding the Markets and rate centers listed in Exhibit E attached hereto (the “Expansion Rate Centers”). Pursuant to the procedures set forth in Section 1.2 of the Agreement, Customer shall be permitted to order Managed Modem Service ports for delivery within the Expansion Rate Centers; provided, however, that Level 3 shall not be obligated to deliver such ports sooner than the “Available Date” listed in Exhibit E. In the event that Level 3 fails to deliver ports ordered hereunder in any Expansion Rate Centers within [****] days after the later of the applicable Available Date or the installation date agreed between the parties pursuant to Section 1.2(b) of the Agreement, then [****]. In no event shall the amount of the credit given hereunder exceed [****].

B.        Notwithstanding anything set forth in the paragraph above, if Level 3 is unable (despite its best commercially reasonable efforts) to deliver ports in any Expansion Rate Center within [****] days after the later of the Available Date or the installation date agreed between the parties pursuant to Section 1.2(b) of the Agreement because (i) Level 3 has been unable to procure necessary amendments to its regulatory certificate of public convenience and necessity or other applicable authorities to allow it to provide service in the territories of additional incumbent local exchange carriers where the Expansion Rate Centers are located, or (ii) Level 3 has been unable to procure (a) interconnection arrangements; (b) traffic exchange arrangements; or (c) other services (e.g., PRI, Channelized T1, etc.) from a local service provider which are necessary to provide such ports, then, at Customer’s option, (i) Level 3 may deliver additional ports in other Expansion Rate Centers in accordance with a

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mutually agreeable schedule; or (ii) Customer may cancel any outstanding Customer Orders for undelivered ports within such Rate Center and the Port Commitment for that tier shall be [****]. The parties agree that no dollar credit shall be given to Customer for those ports Level 3 is unable to deliver solely for the reasons set forth in this paragraph.

C.        The parties agree to reasonably cooperate and periodically review the list of Expansion Rate Centers to determine whether any changes to the list are warranted based on Customer’s anticipated need for Managed Modem Services in Expansion Rate Centers and any issues Level 3 is encountering in connection with its expansion efforts. If such review results in any agreed changes to Exhibit E, then Exhibit E shall be deemed to be modified as agreed by the parties.

D.        In addition to the Expansion Rate Centers, if and to the extent that Level 3 makes additional Markets or Rate Centers available to Customer pursuant to Section 1.2(a) of the Agreement, such new Markets shall be priced (except as otherwise agreed by the parties) in accordance with the “LERG List” effective as of March 25, 2002, a sample page of which is attached hereto as Exhibit H. Level 3 shall (on a monthly basis) provide Customer with a listing of new Rate Centers within the LERG List that become available or for which pricing changes to a lower priced tier. Level 3 may not change the pricing for any Rate Center to a higher priced tier (i.e., cannot change from Tier A to Tier B or C, and cannot change from Tier B to Tier C) without Customer’s prior agreement.

E.        Exhibit I attached hereto contains the initial Customer Order for ports in the Expansion Rate Centers, as well as additional port orders in Tier A Rate Centers. Customer shall provide its Customer Order for the third quarter 2002 (Tier A Rate Centers) on or before April 30, 2002. Customer shall provide its Customer Order for the fourth quarter 2002 (Tier A Rate Centers) on or before June 30, 2002.

2.      Port Commitment. Section 1.1(a) of the Agreement hereby amended to read as follows:

a.

Customer hereby commits that, for each month after the “Ramp Period” (as defined below), Customer shall have installed and be responsible for payment of the charges set forth in Section 2 for the number of ports of Managed Modem Service within each rate center Tier as set forth below. The “Ramp Period” commences on the date of execution of this Amendment and ends on December 31, 2002

Tier A Port Commitment:	[****]

Tier B/C (Cumulative) Port Commitment:	[****]

Total Port Commitment (Tiers A, B and C) as of 12/31/02:	[****]

(the “Port Commitment”). In addition, on or before December 31, 2003, the total Port Commitment (Tiers A, B and C) shall be increased to [****] ports. Customer may

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satisfy the Tier B/C Port Commitment with purchase of additional ports in Tier A rate centers (but not vice versa). Customer’s compliance with the Port Commitment shall be contingent upon the deployment of ports by Level 3 in substantial compliance with the terms of this Agreement. Subject to the limitations on Level 3’s obligations to install ports as set forth in Section 1.2(c) below, Level 3 agrees that Managed Modem Service will be available to satisfy Customer’s Port Commitment by the end of the Ramp Period. The period of time commencing upon October 12, 1999 and ending six (6) years thereafter shall be the “Term”. In any period where Customer fails to meet the Port Commitment, Customer will be billed for and will pay the Port Charges that would have otherwise been payable had Customer satisfied the Port Commitment (the “Shortfall Fee”). The Shortfall Fee (if any is ever due) for the Tier B and C Port Commitment that must be satisfied by December 31, 2002 shall be calculated using a dispersion of ports between Tiers that is equal to Customer’s port dispersion for installed ports. The Shortfall Fee (if any is ever due) for the Port Commitment that must be satisfied by December 31, 2003 shall be calculated based on the Port Charge for Tier A ports. The foregoing remedy will be Level 3’s sole and exclusive remedy for a failure of Customer to satisfy the requirements of this Section. Notwithstanding the foregoing, Customer shall not be liable for payment of the Shortfall Fee to the extent that Customer’s failure to satisfy the Port Commitment is the direct result of Level 3’s failure or inability to deliver Managed Modem Services ordered by Customer in compliance with Section 1.2 hereof.

3.      Delivery of Ports. Section 1.2(c) of the Agreement is hereby amended to read as follows:

c.        Notwithstanding the foregoing subparagraphs (a) and (b), in no event shall Level 3 be obligated to install more than

(i) [****] ports of Managed Modem Service in rate centers for Customer nationwide, or

(ii) [****] ports of Managed Modem Service in any Market (as defined below)

during any 30-day period. Initial Customer Orders in a new Rate Center for Managed Modem Service must be at least [****] ports in each Market (subsequent Customer Orders may be in any increment elected by Customer). For purposes of the foregoing, a “Market” is defined as each separate local access transport area (“LATA”) where Level 3 delivers Managed Modem Services (please refer to the Level 3 NPA/NXX coverage summary for the present listing of rate center coverage). Level 3 shall not be obligated to deliver Managed Modem Service in any area (other than the Expansion Rate Centers) where Level 3’s Managed Modem Service is not then commercially available. In the event Level 3 fails to deliver any ports in Tier B or C Rate Centers pursuant to any Customer Order which is submitted in accordance with the terms of this Agreement with a requested delivery date for such ports that is on or after the Available Date listed in Exhibit E, Customer’s remedies for such failure are set forth in Section 1(A) of this Amendment. Customer agrees to be commercially

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reasonable in its determination of the number of ports ordered within each Tier B or C Rate Center.

4.      Interconnection Charges.

A.        Exhibit A to the Agreement (which specifies the Interconnection Charges, architecture and other Managed Modem Service requirements) is hereby deleted and replaced in its entirety with Exhibit A attached hereto. The Interconnection Charges specified in the Agreement shall cease to be applicable on April 15, 2002. The Interconnection Charges for any partial month billing through such date shall be prorated based on a 30-day month.

B.        Section 2.1(c) of the Agreement is hereby deleted in its entirety. Section 2.1(b) of the Agreement is hereby deleted with effect from April 15, 2002 and Section 4(A) of this Addendum shall be inserted as Section 2.1(b) of the Agreement.

5.      Technical, Operational and Reporting Requirements/SLAs. Exhibits B and C to the Agreement are hereby deleted and replaced in their entirety with Exhibits B, C and D attached hereto.

6.      Tiered Port Charges.

A.        Section 2.1(a) of the Agreement is hereby deleted in its entirety. From and after January 1, 2002 and for the balance of the Term, the Port Charges for Managed Modem Services shall be as follows:

Tier A:	[****] per port*
Tier B:	[****] per port
Tier C:	[****] per port

*

The Port Charge for Tier A ports shall be decreased to [****] per port in the month following the month in which Customer’s total ports purchased and installed (in Tier A, B and C rate centers cumulatively) exceeds [****] ports, and shall be further reduced to [****] in the month following the month in which Customer’s total ports purchased and installed (in Tier A, B and C rate centers cumulatively) exceeds [****] ports; such reductions, however, shall be subject to reversal if Customer’s total port purchases are decreased below the applicable thresholds pursuant to Section 1.1(b) of the Agreement. Ports ordered by Customer prior to the date of this Amendment and in rate centers not listed in Exhibit E are considered Tier A for purposes of this Amendment. The Port Charge for any partial calendar month shall be prorated based on the actual number of days remaining in such month.

B.        The installation charge for each port of Managed Modem Service ordered under the Agreement and this Addendum shall be [****] per port.

7.      Reductions in Port Charges.

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A. [****]

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[****]

8.      Service Escalation. Exhibit D to the Agreement is hereby replaced with Exhibit F attached hereto.

9.      Move of Capacity. The portability rights contained in Section 8.3 of the Agreement shall govern with respect to movement of Ports in Tier B and C Rate Centers, subject to the following modifications: AOL shall have the right to terminate Ports in a Tier B or C Rate Center and contemporaneously replace such Ports with Ports that are available in other Rate Centers, provided that (a) AOL may reduce the number of Ports in any given Rate Center to zero, but must (if it desires to continue to receive any Ports in a given Rate Center) leave at least [****] Ports installed and billing within each Rate Center, and (b) AOL shall reimburse Level 3 for reasonable, verifiable out of pocket expenses associated with the termination of Ports (including but not limited to expenses relating to the termination of excess or stranded capacity (including termination charges) purchased by Level 3 but no longer needed as a result of AOL’s decision to terminate Ports). If Level 3 does not comply, in addition to AOL’s other rights and remedies, AOL may elect to cease making any further payments with respect to the Ports that have not been de-installed and relocated.

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10.      Financial Security. No more than once every calendar quarter, Customer may request to meet with Level 3’s Chief Financial Officer or Treasurer (the “Level 3 Financial Representative”) to discuss Level 3’s ongoing financial ability to perform its obligations under the Agreement. At each such meeting, the Level 3 Financial Representative shall present Customer with information and supporting documentation regarding Level 3’s current financial condition (including a discussion of any events or circumstances that might constitute a “Trigger Event,” as defined below). Further, at any time during the Term, Level 3 shall immediately notify Customer, in writing, if a Trigger Event occurs. [****]

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11.      Assignment Without Consent. Customer and Level 3 each acknowledge that the delivery of Managed Modem Services hereunder, and adherence to the specifications and service levels that Customer has grown to rely upon in connection with its business relationship with Level 3, are fundamental to Customer’s decision to agree to the Port Commitment. In the event of any assignment of this Agreement to a competitor of Customer or its affiliates which is accomplished without Customer’s consent, Customer shall have the right to terminate the Port Commitment.

12.      Invoicing. All invoices to be provided by Level 3 hereunder shall be substantially in the form of the sample invoice attached hereto as Exhibit G and shall be addressed to Customer’s Senior Vice President of Global Access Networks; provided, however, that Level 3 shall have the right to reasonably change the format of its invoices, subject to the prior approval of Customer (which shall not be unreasonably withheld, conditioned or delayed).

13.      Transition Assistance. Upon expiration or termination of the Agreement, Customer may decommission Managed Modem Services and Level 3 will (a) provide reasonable assistance and consultation to ensure a smooth and timely transition of Customer’s Managed Modem Services to another vendor, and (b) continue to provide the Managed Modem Services at prices then in effect. The length of this transition period will be determined by Customer in its reasonable discretion, but will not exceed eighteen (18) months.

14.      Other Provisions Unaffected. The balance of the provisions contained in the Agreement shall remain in full force and effect.

15.      Priority. In case of conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail.

CUSTOMER ACCEPTANCE	LEVEL 3 ACCEPTANCE

/s/ Edward M. Prince Jr.	/s/ Todd C. Coleman
Authorized Customer Signature	Authorized Level 3 Signature

MARCH 29, 2002	MARCH 29, 2002
Date	Date

Edward M. Prince Jr.	Todd C. Coleman
Typed or Printed Name	Typed or Printed Name

SR VICE PRESIDENT	VICE PRESIDENT
Title	Title

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Exhibit A

Interconnection Architecture

[****]

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Indicative Interconnection Architecture

[****]

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[****]

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EXHIBIT B

Scope of Services

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EXHIBIT B

Scope of Services

[****]

Exhibit B to Network Services Agreement	B - 1	Customer/Level 3 Confidential

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[****]

Exhibit B to Network Services Agreement	B - 2	Customer/Level 3 Confidential

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[****]

Exhibit B to Network Services Agreement	B - 3	Customer/Level 3 Confidential

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[****]

Exhibit B to Network Services Agreement	B - 4	Customer/Level 3 Confidential

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[****]

Exhibit B to Network Services Agreement	B - 5	Customer/Level 3 Confidential

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[****]

Exhibit B to Network Services Agreement	B - 6	Customer/Level 3 Confidential

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EXHIBIT C

Specifications

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EXHIBIT C

Specifications

[****]

Exhibit C to Network Services Agreement	C - 1	Customer/Level 3 Confidential

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[****]

Exhibit C to Network Services Agreement	C - 2	Customer/Level 3 Confidential

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[****]

Exhibit C to Network Services Agreement	C - 3	Customer/Level 3 Confidential

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EXHIBIT D

Service Levels

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EXHIBIT D

Service Levels

[****]

Exhibit D to Network Services Agreement	D - 1	Customer/Level 3 Confidential

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[****]

Exhibit D to Network Services Agreement	D - 2	Customer/Level 3 Confidential

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[****]

Exhibit D to Network Services Agreement	D - 3	Customer/Level 3 Confidential

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Exhibit E

Rate Center Expansion Schedule and Tiers

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Marked Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Rate Center Expansion Schedule

RC State	RC ABBRE	RC STATE	AVAILABLE DATE	Tier	NPA	NXX	Market Name

[****]

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Exhibit F

Escalation Procedures

[****]

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Exhibit G

Form of Invoice

[****]

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